Exhibit 99.2

 Second Quarter 2026 Earnings Presentation  July 28, 2026

 Cautionary Forward-Looking Statements  This presentation is for informational purposes only and does not purport to include a complete discussion of the topics mentioned and should not be relied upon as a basis for making an investment decision in the Company’s securities. This presentation also includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements often include words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions, but the absence of such words or expressions does not mean a statement is not forward-looking. These forward‑looking statements are subject to risks and uncertainties, including those identified below, which could cause actual future results to differ materially from historical results or from those anticipated or implied by such statements. The following factors, among others, could cause future results to differ materially from historical results or from those indicated by forward‑looking statements included in this press release: (1) the level of demand for mortgage and commercial loans, which is affected by such external factors as general economic conditions, market interest rate levels, tax laws, and the demographics of our lending markets; (2) the direction and magnitude of changes in interest rates and the relationship between market interest rates and the yield on our interest‑earning assets and the cost of our interest‑bearing liabilities; (3) the rate and amount of loan losses incurred and projected to be incurred by us, increases in the amounts of our nonperforming assets, the level of our loss reserves and management’s judgments regarding the collectability of loans; (4) changes in the regulation of lending and deposit operations or other regulatory actions, whether industry-wide or focused on our operations, including increases in capital requirements or directives to increase allowances for loan losses or make other changes in our business operations; (5) legislative or regulatory changes, including those that may be implemented by the current administration in Washington, D.C. and the Federal Reserve Board; (6) possible adverse rulings, judgments, settlements and other outcomes of litigation; (7) actions undertaken by both current and potential new competitors; (8) the possibility of adverse trends in property values or economic trends in the residential and commercial real estate markets in which we compete; (9) the effect of changes in general economic conditions; (10) the effect of geopolitical uncertainties; (11) the impact of health crises on our future financial condition and operations; (12) the impact of any volatility in the banking sector due to the failure of certain banks due to high levels of exposure to liquidity risk, interest rate risk, uninsured deposits and cryptocurrency risk; (13) the loss of our CDFI certification could potentially limit our grant income awards; and (14) other risks and uncertainties. All such factors are difficult to predict and are beyond our control. Additional factors that could cause results to differ materially from those described above can be found in our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K or other filings made with the SEC and are available on our website at http://www.cityfirstbank.com and on the SEC’s website at http://www.sec.gov.      Forward-looking statements in this presentation speak only as of the date they are made, and we undertake no obligation, and do not intend, to update these forward-looking statements to reflect events or circumstances occurring after the date of this presentation, except to the extent required by law. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation.

 Corporate Overview & Geographic Footprint  In 2021, Broadway Financial Corporation (BYFC) located in Los Angeles, CA completed a merger with CFBanc Corporation located in Washington, D.C., with BYFC continuing as the surviving entity  BYFC proudly serves communities on both coasts, with branches in Washington, D.C. and Los Angeles, California  A mission-driven commercial bank with a focus on the benefit and economic empowerment of our customers and communities. BYFC exists to empower organizations and individuals with more limited access to traditional commercial finance and banking services  BYFC operates as a certified B Corp and Public Benefit Corporation. City First Bank, N.A. operates as a certified Community Development Financial Institution (CDFI)  As of June 30, 2026, BYFC has 99 full-time equivalent employees  Ticker  NASDAQ: BYFC  Established  1946 (Broadway Federal Bank)  1995 (Broadway Financial Corporation)  Headquarters  Washington, D.C. (Bank HQ)  Los Angeles, CA (Holding Co. HQ)  Branches  1 full-service branch – Washington, D.C.  2 full-service branches – Los Angeles, CA  Total Assets  $1.6 billion (as of 6/30/26)  Total Gross Loans  $1.1 billion (as of 6/30/26)  Total Deposits  $1.1 billion (as of 6/30/26)  Earnings Per Share (Basic)  $0.02 (for three months ended 6/30/26)  Community Bank Leverage Ratio (CBLR)  13.20% (as of 6/30/26)  Los Angeles, CA  Washington, D.C.  | Branch and Corporate Office Locations  Full-Service Branch  Corporate Office Only

Executive Management Team



Brian Argrett

President & CEO

- 35+ Years of Experience
- CEO of City First Bank prior to the merger with Broadway
- Former Founder and Managing Partner of Fulcrum Capital Group



Zack Ibrahim

Chief Financial Officer

- 20+ Years of Experience
- Former Head of Corporate Finance at Texas Capital Bank
- Previously held key financial leadership roles at Truist, M&T Bank, Regions, Northern Trust, & TIAA



John Allen

Chief Banking Officer

- 30+ Years of Experience
- Former Regional Bank President for Wells Fargo
- Previously held roles at Santander Bank, Capital One, and Fifth Third Bank



Justin Jennings

Chief Deposit Officer

- 20+ Years of Experience
- Former Operations Officer at Columbia Bank
- Previously held treasury and operations roles at JP Morgan Chase & Co



Brian Wagner

Chief Human Resources Officer

- 20+ Years of Experience
- Previously held roles with EagleBank Corp, Truist, and PNC
- Experience with acquiring top talent across the nation with multiple institutions



Tina Carew

Chief Legal Officer & Corporate Secretary

- 25+ Years of Experience
- Former General Counsel and Corporate Secretary for Invesco Mortgage Capital Inc.
- Previously held roles at FHLB Atlanta and Sullivan & Cromwell

4

BROADWAY
FINANCIAL CORPORATION

 Q2 2026 Financial Summary  1  Strong Fundamental Performance: Q2 2026 Pre-Provision Net Revenue of $3.0MM up 404% YoY  2  Strong Balance Sheet Growth: Total assets increased $138MM (10%) QoQ, reflecting continued momentum in franchise growth  3  Disciplined Expense Management: Non-Interest Expense is down 7% QoQ and flat YoY  4  Increased Fee Income: Non-Interest Income increased by $0.4MM (61%) QoQ driven by New Markets Tax Credit (NMTC) fee income  5  Credit Performance: Increased provision expense and a higher ACL ratio (1.09% of adjusted gross loans) reflect proactive reserve management and disciplined risk management practices. Credit performance remained stable, supported by a strong capital base and ample loss-absorption capacity

 Stock Price & Valuations   | Stock Valuation ($)  | Stock Price ($)  Price / Book Value Per Share     49%  60%  60%  60%  80%  Price / TBV Per Share     62%  61%  61%  61%  81%

Key Financial Highlights

Key Financial Highlights	Actuals Q2 '26	Actuals Q1 '26	Actuals Q2 '25	▲ vs Pr Qtr	▲ vs Pr Yr
Balance Sheet ($MM)					
Gross Loan Balances	$1,137	$1,069	$987	6%	15%
Deposit Balances	$1,115	$1,073	$799	4%	40%
Investment Balance	$327	$284	$178	15%	84%
Total Assets	$1,564	$1,426	$1,248	10%	25%
Income Statement ($MM)					
Net Income Attributable to Common Stockholders[1]	$0.2	$0.4	$0.0	(47%)	N/A
Net income attributable to Broadway Financial Corporation[1]	$1.0	$1.2	$0.8	(16%)	29%
Net Interest Income	$9.5	$9.1	$7.8	5%	22%
Non-Interest Income	$1.0	$0.6	$0.4	61%	168%
Total Revenue[2]	$10.4	$9.6	$8.1	8%	29%
Non-Interest Expense	$7.5	$8.0	$7.5	(7%)	(1%)
Provision Expense	$1.5	$0.2	($0.5)	641%	426%
Pre-Provision Net Revenue[2]	$3.0	$1.6	$0.6	82%	404%
Key Performance Metrics					
Net Interest Margin	2.65%	2.75%	2.58%	(0.10%)	0.07%
Loan Yields	5.22%	5.19%	5.20%	0.04%	0.03%
Cost of Interest-Bearing Funds	3.02%	2.91%	3.07%	0.11%	(0.05%)
Loan to Deposit Ratio	102.0%	99.6%	123.5%	2.4%	(21.5%)
Return on Average Assets	0.06%	0.12%	0.00%	(0.06%)	0.06%
Efficiency Ratio[2]	72%	83%	93%	(12%)	(21%)
ACL % of Gross LHI	0.95%	0.89%	1.00%	0.06%	(0.05%)
ACL % of Gross LHI (excl GGLs)[2]	1.09%	1.00%	1.01%	0.09%	0.08%

7

[1] One-time corrections of errors in the calculation of interest on loans occurred in Q2 2026 with pre-tax impacts of ($0.5MM) and Q1 2026 with pre-tax impacts of ($0.3MM)
[2] Non-GAAP Measure. Please see the reconciliation of Non-GAAP information in the appendix of the presentation
[3] Thousands (M); Millions (MM)

BROADWAY FINANCIAL CORPORATION

 Second Quarter 2026 GAAP Financial Highlights  | Net Income attributable to Broadway _Financial Corporation ($MM)1  | Total Gross Loans ($MM)  | Total Deposits ($MM)  | Community Bank Leverage   _Ratio (%)  | Net Interest Margin (%)  | ROAA (%)  1 One-time corrections of errors in the calculation of interest on loans occurred in Q2 2026 with pre-tax impacts of ($0.5MM) and Q1 2026 with pre-tax impacts of ($0.3MM)

 Deposits & Borrowings Portfolios  | Total Deposits ($MM) & Loans to Deposits  | Deposit Composition %   | FHLB & Repos ($MM)   | Highlights  YoY total deposits have increased $316MM or 40% from $799MM in Q2 2025 to $1,115MM in Q2 2026  Loan to Deposit Ratio improved from 123.5% to 102.0% YoY  As of Q2 2026, FHLB borrowings were $94MM. FHLB borrowings were utilized as short-term funding to support asset growth  Deposit composition indicates a diverse portfolio with 9% of balances in non-interest-bearing accounts. The long-term strategic goal is to double that percentage to help reduce overall cost of funds  As of Q2 2026, deposits include $75MM in brokered CDs, $160MM in CDARS, and $222MM in ICS     2025  Q2  2025  Q3  2025  Q4  2026  Q1  2026  Q2  FHLB  60.0  107.5  72.0  0.0  94.0  Repos  63.8  76.1  80.8  81.2  81.9  Total  123.8  183.6  152.8  81.2  175.9  4% growth

 6% growth  | Loan Yields2 %   Loan Portfolio   | Loan Composition %  | Total Gross Loans ($MM)  | Highlights  QoQ total gross loans have increased by $68MM or 6% from $1,069MM in Q1 2026 to $1,137MM in Q2 2026  Loan growth was mainly derived from C&I and owner-occupied transactions  Loan yields have increased from 5.20% in Q2 2025 to 5.22% in Q2 2026  Loan portfolio composition is heavily weighted towards multi-family due to the legacy lending strategy. We expect that mix to shift as we execute our long-term strategic goals   1  1 GGL = Government Guaranteed Loan (USDA & SBA)  2 One-time corrections of errors in the calculation of interest on loans occurred in Q2 2026 with pre-tax impacts of ($0.5MM) and Q1 2026 with pre-tax impacts of ($0.3MM)

Investment Securities

| Investment Portfolio Composition

Type	% of Portfolio	Book Yield	Book Value ($M)[1]	Market Value ($M)	Unrealized Gain/Loss ($M)
MBS (Fixed)	47%	3.87%	160,896	153,054	(7,841)
CMO (Float)	24%	4.65%	79,750	79,822	72
Corporate Bonds	9%	6.17%	30,000	29,940	(60)
CMO (Fixed)	8%	4.19%	25,446	24,700	(746)
Agency (Fixed)	6%	1.42%	18,875	18,121	(754)
SBA (Fixed)	2%	1.68%	7,969	6,871	(1,097)
Agency (Float)	2%	4.63%	5,551	5,562	12
Muni - Taxable	1%	1.44%	3,187	3,059	(128)
CMBS (Float)	1%	4.19%	3,032	3,028	(4)
Muni - TE	0%	1.64%	1,562	1,460	(102)
SBA (Float)	0%	5.08%	734	734	1
MBS (Float)	0%	5.02%	680	678	(2)
Total	**100%**	**4.08%**	**337,681**	**327,030**	**(10,651)**

| Investment Portfolio Yield (Market Yield)



2.58
3.25
3.77
3.99
4.12
2025Q2
2025Q3
2025Q4
2026Q1
2026Q2

| Highlights

- As of June 2026, the investment securities portfolio book value was $338MM. The portfolio is primarily concentrated in fixed MBS, floating CMOs, corporate bonds, fixed CMOs, and agency securities. The Bank opportunistically made significant purchases in 2025
- On a YoY basis, overall portfolio yield improved from 2.58% to 4.12% due to purchases of higher yielding securities
- The investment portfolio includes $30MM of high-quality bank sub-debt with an average book yield of 6.17% as of Q2 2026

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[1] Securities book value excludes unrealized Available for Sale (AFS) gain / loss on sale

BROADWAY FINANCIAL CORPORATION

 Asset Quality   1 Gross loans were adjusted for purchased government guaranteed loans (GGLs) attracting no loan loss reserve. Non-GAAP Measure. Please see the reconciliation of Non-GAAP information in the appendix of the presentation.   | NPAs ($MM) and NPAs/Assets (%)  | Provision for Credit Losses ($MM) and   _Provision / Gross Loans (Annualized %)  | ACL / Adj. Gross Loans (%)1  | NCOs/Gross Loans (Annualized %)  Stable NPA Trends were Offset by Higher Provision for Credit Losses and Increased Reserve Requirements

 Net Interest Income   | Net Interest Income ($MM) and Net Interest Margin (%)  | Interest Expense Breakout ($MM)  | Interest Income Breakout ($MM)  | Interest Expense ($MM) and Cost of Funds (%)1  1 Cost of Funds reflects cost of interest-bearing liabilities

Non-Interest Expense

Disciplined Expense Management and Revenue Growth Accelerated Operating Efficiency, Improving the Adjusted Efficiency Ratio by 21% YoY

| Adjusted Non-Interest Expense ($MM)[1]



8.2
8.0
7.5
7.3
7.5
2025Q2
2025Q3
2025Q4
2026Q1
2026Q2

| Adjusted Efficiency Ratio (%)[1]



93%
80%
87%
83%
72%
2025Q2
2025Q3
2025Q4
2026Q1
2026Q2

| NIE Breakout by Category (GAAP)

($M)	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	QoQ Change	YoY Change
Compensation & Benefits	4,412	4,340	4,802	4,886	4,253	(13%)	(4%)
Occupancy & Equipment	485	505	507	508	458	(10%)	(6%)
Marketing and Promotion Expense	61	76	0	124	56	(55%)	(8%)
Professional Fees	788	624	896	586	571	(3%)	(28%)
Communications Expense	774	768	763	940	804	(14%)	4%
Amortization of Intangibles	79	78	79	76	76	0%	(4%)
Impairment of Goodwill	0	25,858	0	0	0	0%	0%
Operational Loss (Recovery)	0	(1,603)	(240)	0	0	N/A	N/A
Other Expense	923	872	1,139	895	1,258	41%	36%
Total Non-Interest Expense	7,522	31,518	7,946	8,015	7,476	(7%)	(1%)

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[1] Non-Interest Expense is adjusted for recoveries of $1.6MM in Q3 2025 and $0.2MM in Q4 2025 from a $1.9MM wire fraud expense in Q1 2025. Non-Interest Expense is also adjusted to exclude goodwill impairment of $25.9MM in Q3 2025.
[2] Non-GAAP Measure. Please see the reconciliation of Non-GAAP information in the appendix of the presentation.

BROADWAY
FINANCIAL CORPORATION

 Capital & Liquidity   | Community Bank Leverage Ratio (%)  | Tier 1 Capital ($MM)  | Liquidity Sources ($MM)  | Highlights  Community Bank Leverage Ratio (CBLR) remains strong at 13.20% as of Q2 2026, reflecting the Bank's strong capital position and well-capitalized status, with a substantial buffer above the 9.00% regulatory minimum  We believe the Bank has access to sufficient liquidity from cash, unpledged securities, and available FHLB advance capacity   Tier 1 capital reflects steady growth over the last 5 quarters  Source  As of 6/30/26  Cash and Cash Equivalents  48.9   Market Value of Unpledged Securities  229.9   Available FHLB Advance Capacity  148.4   Available Fed Fund Lines of Credit  10.0    Total Estimated Sources of Liquidity  437.1

 Appendix

Quarterly Financial Summary

END OF PERIOD DATE	6/30/2025	9/30/2025	12/31/2025	3/31/2026	6/30/2026
BALANCE SHEET ($000)					
Total Net Loans	977,064	1,013,144	1,016,540	1,059,262	1,126,539
Total Securities	177,977	244,005	256,835	284,103	327,030
Total Assets	1,247,517	1,335,565	1,345,569	1,426,065	1,563,699
Total Deposits	798,922	849,205	917,603	1,073,056	1,114,651
INCOME STATEMENT ($000)					
Interest Income[1]	14,397	15,791	16,293	16,209	17,803
Interest Expense	6,642	7,174	7,563	7,156	8,313
Total Non-Interest Income	355	422	687	589	950
Non-Interest Expenses	7,522	31,518	7,946	8,015	7,476
Adjusted Non-Interest Expenses[2&3]	7,522	7,263	8,186	8,015	7,476
Provision for Credit Losses	(454)	679	47	200	1,481
Pre-Provision Net Revenue[3]	588	(22,479)	1,471	1,627	2,964
Net Income (loss) attributable to common stockholders[1]	2	(24,633)	275	409	218
Net Income (loss) attributable to Broadway Financial Corporation[1]	752	(23,883)	1,025	1,159	968
KEY FINANCIAL METRICS (%)					
ROAA (annualized)	0.00	(7.48)	0.08	0.12	0.06
ROAE (annualized)	0.00	(34.12)	0.41	0.63	0.34
Net Interest Margin	2.58	2.72	2.62	2.75	2.65
Efficiency Ratio	92.75	348.69	84.38	83.13	71.61
Adjusted Efficiency Ratio[3]	92.75	80.35	86.93	83.13	71.61
Loans/ Deposits	123.53	120.52	111.81	99.60	102.04
Securities/ Assets	14.27	18.27	19.09	19.92	20.91
NPAs/ Assets	0.44	1.01	0.83	0.80	0.71
ACL/ Gross Loans	1.00	1.01	0.92	0.89	0.95
ACL/ Gross Loans (excl GGLs)[3]	1.01	1.07	0.99	1.00	1.09

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[1] One-time corrections of errors in the calculation of interest on loans occurred in Q2 2026 with pre-tax impacts of ($0.5MM) and Q1 2026 with pre-tax impacts of ($0.3MM)

[2] Non-Interest Expense is adjusted for recoveries of $1.6MM in Q3 2025 and $0.2MM in Q4 2025 from a $1.9MM wire fraud expense in Q1 2025. Non-Interest Expense is also adjusted to exclude goodwill impairment of $25.9MM in Q3 2025.

[3] Non-GAAP Measure. Please see the reconciliation of Non-GAAP information in the appendix of the presentation

BROADWAY
FINANCIAL CORPORATION

Reconciliation of Non-GAAP Information

Adj. Non-Interest Expense ($M) and Adj. Efficiency Ratio (%)	2026Q2	2026Q1	2025Q4	2025Q3	2025Q2
Non-Interest Expense	7,476	8,015	7,946	31,518	7,522
Add: Operational Recovery (Loss)	-	-	240	1,603	-
Less: Goodwill Impairment	-	-	-	25,858	-
Adj. Non-Interest Expense	**7,476**	**8,015**	**8,186**	**7,263**	**7,522**
Net Interest Income	9,490	9,053	8,730	8,617	7,755
Non-Interest Income	950	589	687	422	355
Total Revenue	**10,440**	**9,642**	**9,417**	**9,039**	**8,110**
Efficiency Ratio	71.6%	83.1%	84.4%	348.7%	92.7%
Adj. Efficiency Ratio	**71.6%**	**83.1%**	**86.9%**	**80.4%**	**92.7%**

ACL ($M) / Adj. Gross Loans ($M)	2026Q2	2026Q1	2025Q4	2025Q3	2025Q2
Gross Loans	1,137,338	1,068,771	1,025,964	1,023,483	986,944
Less: Government Guaranteed Loans	150,951	113,931	75,321	58,170	11,627
Adj. Gross Loans	**986,387**	**954,840**	**950,643**	**965,313**	**975,317**
ACL	10,799	9,509	9,424	10,339	9,880
ACL / Adj. Gross Loans	**1.09%**	**1.00%**	**0.99%**	**1.07%**	**1.01%**

Pre-Provision Net Revenue ($M)	2026Q2	2026Q1	2025Q4	2025Q3	2025Q2
Net Interest Income	9,490	9,053	8,730	8,617	7,755
Non-Interest Income	950	589	687	422	355
Less: Non-Interest Expense	7,476	8,015	7,946	31,518	7,522
Pre-Provision Net Revenue	**2,964**	**1,627**	**1,471**	**(22,479)**	**588**

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BROADWAY
FINANCIAL CORPORATION